UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 7, 2026

Commission file number 1-13163

YUM! BRANDS, INC.

 (Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

A&R MLA

On August 7, 2026, in connection with the completion of the China Transaction (as defined in Item 2.01 below), YRI China Franchising, LLC (“YRICF”), a subsidiary of Yum! Brands, Inc. (the “Company”), entered into that certain Amended and Restated Master License Agreement (the “A&R MLA”) with Yum Restaurants Consulting (Shanghai) Company Limited (“YCCL”), a subsidiary of Yum China Holdings, Inc. (“Yum China”).

The A&R MLA amends and restates the master license agreement that previously governed the parties’ relationship to remove all references to Pizza Hut or any future royalties payable in respect of the Pizza Hut brand in the People’s Republic of China (excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan) (the “PRC”) in light of the completion of the China Transaction. With respect to the KFC and Taco Bell brands, the A&R MLA also, among other things, (i) provides YCCL the opportunity to earn certain incentives based on Yum China’s achievement of KFC system sales growth targets over the next 12 years, and (ii) establishes the terms on which the parties will work together to establish long-term growth plans for Taco Bell in the PRC.

The foregoing description of the A&R MLA does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R MLA, which is filed as Exhibit 10.1 hereto.

Guaranty

On August 7, 2026, in connection with the entry into the A&R MLA, Yum China executed and delivered a Guaranty (the “Guaranty”), pursuant to which Yum China guarantees to YRICF the performance of YCCL’s obligations under the A&R MLA, including, without limitation, YCCL’s payment obligations.

The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Guaranty, which is filed as Exhibit 10.2 hereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 7, 2026, the Company completed the previously announced sale to Yum China of the rights to the Pizza Hut business in the PRC in exchange for $1.2 billion in cash (together with the transactions contemplated thereby, the “China Transaction”). Yum China had previously been the exclusive licensee of such rights.

Item 7.01	Regulation FD Disclosure.

On August 7, 2026, the Company issued a press release announcing the completion of the China Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Amended and Restated Master License Agreement, dated as of August 7, 2026, by and between YRI China Franchising, LLC and Yum Restaurants Consulting (Shanghai) Company Limited.
10.2	Guaranty, dated as of August 7, 2026, by Yum China Holdings, Inc., in favor of YRI China Franchising LLC.
99.1	Press Release, dated August 7, 2026
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date: August 7, 2026	/s/ Erika Burkhardt
Chief Legal Officer & Corporate Secretary